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NS GROUP, INC.             DECEMBER 31, 2002  FORM 10-K               EXHIBIT 21

                         SUBSIDIARIES OF NS GROUP, INC.
                             (all are wholly-owned)

            Name                       State of Incorporation
            ----                       ----------------------
Erlanger Tubular Corporation                Oklahoma
Koppel Steel Corporation                    Pennsylvania
Newport Steel Corporation                   Kentucky
Northern Kentucky Management                Kentucky